                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 26, 2002


                               TRC COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 1-9947                             06-0853807
------------------------------------              -----------------        -------------------------------------
  (State or other jurisdiction of                 (Commission File               (IRS Employer Identification
            incorporation)                             Number)                               Number)


                    5 Waterside Crossing
                     Windsor, Connecticut                                               06095
  --------------------------------------------------------         ---------------------------------------------
          (Address of principal executive offices)                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 298-9692

ITEM 5. OTHER EVENTS

On August 26, 2002, the Company reported its fourth quarter and fiscal year ended June 30, 2002 results, as follows (dollars in thousands, except per share amounts):


                                              Quarter Ended                      Year Ended
                                                 June 30,                         June 30,
                                            2002          2001               2002          2001
-------------------------------------------------------------------------------------------------------
   GROSS REVENUE                            $ 74,241       $52,639          $ 269,524      $ 181,473
-------------------------------------------------------------------------------------------------------
   NET SERVICE REVENUE                        50,086        36,303            180,075        124,202
-------------------------------------------------------------------------------------------------------
   OPERATING INCOME                            8,421         4,849             26,204         15,935
-------------------------------------------------------------------------------------------------------
   NET INCOME                                  5,042         2,818             15,480          8,985
-------------------------------------------------------------------------------------------------------
   EARNINGS PER SHARE - DILUTED (1)         $    .36       $   .23          $    1.14      $     .75
-------------------------------------------------------------------------------------------------------

(1) IN ACCORDANCE WITH SFAS 142, "GOODWILL AND OTHER INTANGIBLE ASSETS", EFFECTIVE JULY 1, 2001, THE COMPANY NO LONGER AMORTIZES GOODWILL. IF SFAS 142 HAD BEEN IN EFFECT IN FISCAL 2001, THE COMPANY WOULD HAVE REPORTED DILUTED EARNINGS PER SHARE OF APPROXIMATELY $.25 AND $.83, RESPECTIVELY, FOR THE QUARTER AND YEAR ENDED JUNE 30, 2001. ALL PER SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE COMPANY'S 3 FOR 2 STOCK SPLIT COMPLETED IN MARCH 2002.

As part of the Company's reporting, the Company has adjusted its previously reported first, second and third quarter fiscal 2002 results. The Company plans to file amended Form 10-Qs for such quarters. The following describes the nature of such adjustments:

In the second fiscal quarter, the Company recognized approximately $1.4 million in revenue, representing environmental work performed for a newly formed company (customer), the principals of which the Company had successfully worked with in the past. This customer is currently unable to pay for the services provided, but has entered into an agreement to pay, or as an alternative, to allow the Company to participate in the project on which those services were performed. Because this customer may not have had sufficient substance to pay at the time the work was performed, the manner in which this transaction was accounted for has been retroactively changed. As a result, the previously reported quarterly results have been adjusted to reflect the reversal of the revenue recorded on this project. This revenue will be recorded if and when collection becomes assured.

In addition, as 60% owner of a recently formed energy services business joint venture, the Company had been including 60% of the joint venture's start-up losses in the Company's financial results. In connection with the year-end closing, it was determined that since the Company had funded all of the joint venture's costs it would report 100% of the losses. Fiscal 2002 results include an additional $0.4 million related to recording the incremental losses from the joint venture, spread over each quarterly period. In a related matter, the Company is forming a new company, with others, to provide energy savings and wastewater treatment improvement services. The Company's contribution to the new company includes, in part, certain assets of the above-referenced energy services business joint venture. When the transaction is complete, the Company will have a 29% interest in this new company. An independent third party appraisal of the value of the Company's investment in the new company has confirmed the Company's carrying value of approximately $1 million.

In connection with closing the year management determined that the Company's performance against plan warranted a substantial reduction in the management incentive bonus. Accordingly, no bonus was accrued for the fourth quarter, and approximately $1.4 million of bonus previously accrued was reversed in the fourth quarter.

The effect of these adjustments on the previously reported quarterly results is as follows (dollars in thousands, except per share amounts):


                                      Quarter Ended               Quarter Ended             Quarter Ended
                                    September 30, 2001          December 31, 2001           March 31, 2002
                                 -------------------------   ------------------------- -------------------------
                                     As           As             As           As           As            As
                                  reported     adjusted       reported     adjusted     reported      adjusted
                                 ------------ ------------   -----------  ------------ ------------  -----------
Gross revenue                       $ 57,558     $ 57,558      $ 66,924      $ 65,533     $ 72,236     $ 72,193
                                 ------------ ------------   -----------  ------------ ------------  -----------
Net service revenue                   36,478       36,478        46,044        44,652       48,903       48,860
                                 ------------ ------------   -----------  ------------ ------------  -----------
Operating income                       5,730        5,518         6,542         5,301        7,081        6,964
                                 ------------ ------------   -----------  ------------ ------------  -----------
Net income                             3,360        3,230         3,837         3,071        4,210        4,138
                                 ------------ ------------   -----------  ------------ ------------  -----------
Earnings per share-diluted (1)      $   0.27     $   0.26      $   0.28      $   0.23     $   0.30     $   0.29
                                 ------------ ------------   -----------  ------------ ------------  -----------

(1) ALL PER SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE COMPANY'S 3 FOR 2 STOCK SPLIT COMPLETED IN MARCH 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TRC COMPANIES, INC.


Dated:  September 4, 2002                         By: /s/ John W. Hohener
                                                      -------------------
                                                          John W. Hohener
                                                     Senior Vice President and
                                                      Chief Financial Officer


                                       -3-